AMENDMENT NO. 1


     This Amendment dated September 7, 1994 amends the Agreement between AEL Industries, Inc. and Bruce H. Collopy ("Executive") dated as of August 1, 1993 (the "Agreement").

     1. The Agreement shall be deemed to be renewed effective September 1, 1994, and all benefits available under said Agreement in the event of the occurrence of the conditions specified in the Agreement, as amended to date, shall inure to the benefit of the Executive as if the Agreement had been executed on September 1, 1994. The Agreement shall expire on August 31, 1999, unless sooner terminated as provided therein.





                         AEL INDUSTRIES, INC.



                         By:_____________________________________
                              Leon Riebman



                         ______________________________________
                              Bruce H. Collopy




                              AMENDMENT NO. 1


     This Amendment dated September 7, 1994 amends the Agreement between AEL Industries, Inc. and Charles B. Cronin ("Executive") dated as of August 1, 1993 (the "Agreement").

     1. The Agreement shall be deemed to be renewed effective September 1, 1994, and all benefits available under said Agreement in the event of the occurrence of the conditions specified in the Agreement, as amended to date, shall inure to the benefit of the Executive as if the Agreement had been executed on September 1, 1994. The Agreement shall expire on August 31, 1999, unless sooner terminated as provided therein.





                         AEL INDUSTRIES, INC.



                         By:_____________________________________
                              Leon Riebman



                         ______________________________________
                              Charles B. Cronin




                              AMENDMENT NO. 1


     This Amendment dated September 7, 1994 amends the Agreement between AEL Industries, Inc. and John R. Cox ("Executive") dated as of August 1, 1993 (the "Agreement").

     1. The Agreement shall be deemed to be renewed effective September 1, 1994, and all benefits available under said Agreement in the event of the occurrence of the conditions specified in the Agreement, as amended to date, shall inure to the benefit of the Executive as if the Agreement had been executed on September 1, 1994. The Agreement shall expire on August 31, 1999, unless sooner terminated as provided therein.





                         AEL INDUSTRIES, INC.



                         By:_____________________________________
                              Leon Riebman



                         ______________________________________
                              John R. Cox




                              AMENDMENT NO. 1


     This Amendment dated September 7, 1994 amends the Agreement between AEL Industries, Inc. and Joseph J. Iervolino ("Executive") dated as of August 1, 1993 (the "Agreement").

     1. The Agreement shall be deemed to be renewed effective September 1, 1994, and all benefits available under said Agreement in the event of the occurrence of the conditions specified in the Agreement, as amended to date, shall inure to the benefit of the Executive as if the Agreement had been executed on September 1, 1994. The Agreement shall expire on August 31, 1999, unless sooner terminated as provided therein.





                         AEL INDUSTRIES, INC.



                         By:_____________________________________
                              Leon Riebman



                         ______________________________________
                              Joseph J. Iervolino




                              AMENDMENT NO. 1


     This Amendment dated September 7, 1994 amends the Agreement between AEL Industries, Inc. and Joseph A. Klepchick ("Executive") dated as of August 1, 1993 (the "Agreement").

     1. The Agreement shall be deemed to be renewed effective September 1, 1994, and all benefits available under said Agreement in the event of the occurrence of the conditions specified in the Agreement, as amended to date, shall inure to the benefit of the Executive as if the Agreement had been executed on September 1, 1994. The Agreement shall expire on August 31, 1999, unless sooner terminated as provided therein.





                         AEL INDUSTRIES, INC.



                         By:_____________________________________
                              Leon Riebman



                         ______________________________________
                              Joseph A. Klepchick




                              AMENDMENT NO. 1


     This Amendment dated September 7, 1994 amends the Agreement between AEL Industries, Inc. and Lawrence D. Wehrheim ("Executive") dated as of August 1,
 1993 (the "Agreement").

     1. The Agreement shall be deemed to be renewed effective September 1, 1994, and all benefits available under said Agreement in the event of the occurrence of the conditions specified in the Agreement, as amended to date, shall inure to the benefit of the Executive as if the Agreement had been executed on September 1, 1994. The Agreement shall expire on August 31, 1999, unless sooner terminated as provided therein.





                         AEL INDUSTRIES, INC.



                         By:_____________________________________
                              Leon Riebman



                         ______________________________________
                              Lawrence D. Wehrheim